Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the accompanying Form N-CSR of First Variable Rate Fund for Government Income (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Barbara Krumsiek, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 4, 2004                                                /s/  Barbara Krumsiek

                                                                                    Barbara Krumsiek

President -- Principal Executive Officer

            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to First Variable Rate Fund for Government Income and will be retained by First Variable Rate Fund for Government Income and furnished to the SEC or its staff upon request.

            This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the accompanying Form N-CSR of First Variable Rate Fund for Government Income (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Ronald Wolfsheimer, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 4, 2004                                                /s/  Ronald Wolfsheimer

                                                                                    Ronald Wolfsheimer

Treasurer -- Principal Executive Officer

            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to First Variable Rate Fund for Government Income and will be retained by First Variable Rate Fund for Government Income and furnished to the SEC or its staff upon request.

            This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.